UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 31, 2026

TEUCRIUM COMMODITY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-34765	61-1604335
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. EmployerIdentification No.)

Three Main Street, Suite 215
Burlington, VT 05401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
7RCC Spot Bitcoin and Carbon Credit Futures ETF	BTCK	NYSE Arca

Item 8.01. Other Events.

Teucrium Trading, LLC, as sponsor (the “Sponsor”) of Teucrium Commodity Trust (the “Trust”), hereby reports that the number of outstanding shares of the 7RCC Spot Bitcoin and Carbon Credit Futures ETF (the “Fund”), a series of the Trust, has reached the minimum level of 50,000 Shares (i.e., five baskets of 10,000 Shares each).

As disclosed in the Fund’s Prospectus under “Creation and Redemption of Shares — Suspension or Rejection of Redemption Orders,” the Sponsor reserves the right to reject a redemption order if the number of Shares being redeemed would reduce the remaining outstanding Shares below 50,000 Shares, unless the Sponsor has reason to believe that the placer of the redemption order does in fact possess all the outstanding Shares of the Fund and can deliver them. Accordingly, the Sponsor will reject redemption orders that would cause the Fund’s outstanding Shares to fall below this minimum threshold until there are additional creation orders that increase the number of Shares outstanding.

Investors should be aware that market makers may be less willing to purchase Shares in the secondary market under these circumstances, which can lead to wider bid-ask spreads and reduced liquidity for Shares trading on NYSE Arca, which may cause the price of Shares to deviate more significantly than usual from the Fund’s NAV per Share.

Investors should read the Fund’s Prospectus, including the risk factor entitled “If a minimum number of Shares is outstanding, market makers may be less willing to purchase Shares in the secondary market which may limit your ability to sell Shares.” and the section entitled “Creation and Redemption of Shares — Suspension or Rejection of Redemption Orders,” for additional information regarding these matters. Capitalized terms used but not defined herein shall have the meanings assigned to them by the Fund’s Prospectus.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teucrium Commodity Trust
By: Teucrium Trading, LLC, its sponsor

Date: August 31, 2026

By: /s/ Sal Gilbertie
Name: Sal Gilbertie
Title: Chief Executive Officer